Exhibit 24.1


                              POWER OF ATTORNEY FOR
                        SECTION 16 REPORTING OBLIGATIONS

         Know all by these presents, that each of the undersigned hereby makes, constitutes and appoints Carlos Salas as the undersigned's true and lawful attorney-in-fact, with full power and authority as described below, to take the following actions on behalf of and in the name, place and stead of the undersigned:

         (1) prepare, execute, and file on behalf of the undersigned Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of any entity whatsoever (each, the "Company"), with the United States Securities and Exchange Commission, any stock exchange and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder; and

         (2) do and perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

         The undersigned acknowledges that:

         (1) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

         (2) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

         (3) neither the Company nor any of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

         (4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

         Each of the undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever necessary or appropriate to be done in the exercise of the rights and powers granted by this Power of Attorney as fully to all intents and purposes as the respective undersigned might or could do personally, hereby ratifying all that each such attorney-in-fact, shall lawfully do or cause to be done for and on behalf of the undersigned by virtue of this Power of Attorney.

         This Power of Attorney shall remain in full force and effect until revoked by the respective undersigned in a signed writing delivered to each such attorney-in-fact or until such earlier time as the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the Company.

         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this July 25, 2006.

                                                   /s/ Peter E. Salas
                                           -------------------------------------
                                                    PETER E. SALAS

                                        DOLPHIN MANAGEMENT INC.

                                        By:           /s/ Peter E. Salas
                                              ----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN OFFSHORE PARTNERS, L.P.

                                        By:   Dolphin Management Inc.
                                        Its:  Managing Partner

                                        By:          /s/ Peter E. Salas
                                              ----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN ADVISORS, LLC

                                        By:   Dolphin Management Inc.
                                        Its:  Managing Member

                                         By:        /s/ Peter E. Salas
                                              ----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN DIRECT EQUITY PARTNERS, LP

                                        By:   Dolphin Advisors, LLC
                                        Its:  Managing Partner

                                        By:   Dolphin Management, Inc.
                                        Its:  Managing Member

                                        By:        /s/ Peter E. Salas
                                              ----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President